As filed with the Securities and Exchange Commission on December 4, 2009

1933 Act File No. 333-156141

1940 Act File No. 811-22187

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 3	☒

Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 3	☒

(Check appropriate box or boxes)

Pax World Funds Trust II

(Exact Name of Registrant as Specified in Charter)

30 Penhallow Street, Suite 400

Portsmouth, New Hampshire 03801

(Address of Principal Executive Offices)

(Zip Code)

(800) 767-1729

(Registrant’s Telephone Number, Including Area Code)

Joseph F. Keefe

Pax World Management Corp.

30 Penhallow Street, Suite 400

Portsmouth, New Hampshire 03801

(Name and Address of Agent for Service)

Copies of Communications to:

Gregory D. Sheehan, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

[PAX WORLD LOGO]

PROSPECTUS

December [•], 2009

Pax World Funds Trust II

ESG Shares FTSE KLD North America Sustainability Index Fund

ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund

Pax World Funds Trust II (the “Trust”) is a registered investment company organized as a Massachusetts business trust that currently consists of three investment portfolios, the shares of two of which the ESG Shares FTSE KLD North America Sustainability Index Fund and the ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund (each, a “Fund” and collectively, the “Funds”) are offered herein. Each Fund seeks investment results that closely correspond to the price and yield performance, before fees and expenses, of an index that defines a specific segment of the global stock market. The indexes are created and maintained using proprietary methodologies developed by FTSE Group (the “Index Provider”).

Each Fund is an exchange traded fund (“ETF”). This means that shares of the Funds are listed on a national securities exchange (the NYSE Arca) and trade at market prices. The market price for a Fund’s shares may be different from its net asset value per share (“NAV”). Each Fund has its own CUSIP number and exchange trading symbol. Each Fund issues and redeems shares at NAV only in large blocks of shares, typically 25,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities.

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A NOTE TO INDIVIDUAL INVESTORS

Shares can generally be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase shares directly from a Fund. Instead, these investors will purchase shares in the secondary market through a brokerage account or with the assistance of a broker. Thus, some of the information contained in this Prospectus - such as information about purchasing and redeeming shares from a Fund and references to transaction fees imposed on purchases and redemptions - is not relevant to most individual investors. Shares purchased or sold through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

INVESTMENT PRODUCTS: • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

Pax World Funds Trust II

Table of Contents

Overview	4
Investment Objective	4
Principal Investment Strategies	4
Details on Each Fund	5
ESG Shares FTSE KLD North America Sustainability Index Fund	5
ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund	10
ESG Criteria	15
FTSE KLD Index ESG Criteria	15
Pax ESG Criteria	15
Management	16
Investment Adviser	16
Portfolio Manager	17
Portfolio Holdings Information	17
Administrator, Custodian and Transfer Agent	17
Shareholder Information	17
Buying and Selling Shares	17
Share Trading Prices	17
Determination of Net Asset Value	18
Dividends and Distributions	19
Book Entry	19
Delivery of Shareholder Documents (Householding)	19
Frequent Purchases and Redemptions of Fund Shares	19
Investments by Registered Investment Companies	20
Taxes	20
Taxes on Distributions	20
Taxes When Fund Shares are Sold	21
Taxes on Creation and Redemption of Creation Units	21
Creation and Redemption	21
Authorized Participants and the Continuous Offering of Shares	21
Creation and Redemption Transaction Fees for Creation Units	22
Distribution	22
Additional Notices	22
Financial Highlights	23

Overview

This Prospectus provides the information you need to make an informed decision about investing in the Funds. It contains important facts about the Trust as a whole and each Fund in particular.

Each Fund is an ETF. ETFs are index funds whose shares are listed on a stock exchange and traded like equity securities at market prices. ETFs, such as the Funds, allow you to buy or sell shares that represent the collective performance of a selected group of securities. ETFs are designed to add the flexibility, ease and liquidity of stock-trading to the benefits of traditional index-fund investing.

Pax World Management Corp. (“Pax”) is the investment adviser to each Fund.

Investment Objective

Each Fund seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of a particular index (“Index”), which is created and maintained by the Index Provider. Each Index consists of securities that meet specific criteria developed by the Index Provider.

Principal Investment Strategies

Each Fund employs a “passive management” – or indexing – investment approach designed to track the performance of its Index.  Under normal circumstances, more than 80% of each Fund’s total assets will be invested in the component securities of its Index and in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Euro Depositary Receipts (“EDRs” and, collectively with ADRs and GDRs, “Depositary Receipts”) representing the securities in its Index. Each Fund also may invest up to 20% of its total assets (the “20% Basket”) in certain futures, options and swap contracts, cash and cash equivalents, and stocks not included in its Index, but which Pax believes will help the Fund track the price and yield performance of its Index. Securities and other financial instruments included in a Fund’s 20% Basket will be evaluated by Pax for satisfaction of Pax’s environmental, social and governance (“ESG”) criteria. See “Pax ESG Criteria” below. Pax intends that, over time, the correlation between each Fund’s performance and that of its Index, before fees and expenses, will be 95% or better.

The ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund uses a “representative sampling” strategy in seeking to track the performance of its Index. This means that the Fund generally will invest in a representative sample of the securities in its Index whose risk, return and other characteristics, in Pax’s opinion, closely resemble the risk, return and other characteristics of the Index as a whole.

The ESG Shares FTSE KLD North America Sustainability Index Fund uses a “replication strategy” in seeking to track the performance of its Index. This means that the Fund will invest in all of the securities comprising its Index in approximately the same proportions as they are represented in the Index.  The Fund may use a representative sampling strategy with respect to its Index when a replication strategy might be detrimental, such as when a security becomes temporarily illiquid, unavailable or less liquid.

If an Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of related industries, the applicable Fund will concentrate its investments in the same industry or group of related industries.

4

Details on Each Fund

ESG Shares FTSE KLD North America Sustainability Index Fund

Fund Facts

Cusip Number:

70422P107

NYSE Arca Exchange Trading Symbol:

NASI

Investment Objective

The Fund seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the FTSE KLD North America SustainabilitySM Index, which is created and maintained by KLD Research & Analytics, Inc. (“KLD”). The Index consists of equity securities of issuers in North America that meet specific environmental, social and governance criteria developed by KLD.  The Fund’s investment objective may be changed by the board of trustees without a vote of shareholders.

Principal Investment Strategies

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the FTSE KLD North America SustainabilitySM Index.  Under normal circumstances, the Fund invests more than 80% of its total assets in the component securities of the Index and in Depositary Receipts representing the component securities of the Index.  The Fund uses a replication strategy to seek to achieve its investment objective, which means that it generally will hold all of the component securities of the Index in approximately the same proportions as they are represented in the Index.  The Fund may use a representative sampling strategy with respect to the Index when a replication strategy might be detrimental, such as when a security becomes temporarily illiquid, unavailable or less liquid. The Fund also may invest up to 20% of its total assets in certain futures, options and swap contracts, cash and cash equivalents, and stocks not included in its Index, but which Pax believes will help the Fund track the price and yield performance of its Index. Such securities and other financial instruments will be evaluated by Pax for satisfaction of Pax’s ESG criteria. See “Pax ESG Criteria” below.

Index Description

The Index measures the performance of equity securities of issuers organized or operating in North America, selected initially and adjusted annually using a KLD proprietary method. The selection process takes into account ESG performance, as well as sector and size. The eligible universe for the Index is the set of issuers that comprise the top 75% of the market capitalization of each sector in each country of the S&P North America BMI.  KLD evaluates the ESG performance of each issuer in the eligible universe and ranks issuers against sector peers. To generate comparative sector rankings, KLD identifies key ESG performance indicators for each sector and weights them. The Index consists of the highest-ranked issuers that make up approximately 50% of the eligible universe, meaning that approximately 37.5% (50% of 75%) of the market capitalization of each sector of the S&P North America BMI is represented after application of KLD’s ESG criteria at reconstitution. Due to various constraints, including issuer market capitalization, not all sectors will hold exactly 37.5% of the available market capitalization. The eligible universe for the Index consists of companies from the United States and Canada.  As of June 30, 2009, the Index included companies with market capitalizations that ranged from $161.2 million to $157.6 billion.

Principal Investment Risks

The Fund is subject to the principal investment risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its investment objective.  As with all exchange-traded funds, you may lose money by investing in the Fund.

5

Market Risk

Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund’s investments.

Equity Securities Risk

The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

Investment Approach Risk

The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the U.S. or foreign market segments relating to its Index.

Concentration Risk

If the Fund’s Index concentrates in the securities of a particular industry or group of related industries, the Fund will concentrate its investments in the same industry or group of related industries. A fund that concentrates in, or otherwise invests a large portion of its assets in, a single industry or group of related industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of related industries. In such case, the Fund may be more volatile than funds invested more broadly.

Derivatives Risk

Derivatives are financial contracts the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives involve risks that are different from, or potentially greater than, the risks associated with investing directly in securities and other traditional investments. Derivative strategies can involve leverage, which tends to exaggerate losses, and which may cause the Fund to lose more money than it would have lost had it invested directly in the security underlying the derivative and to lose more than the principal amount invested. The value of a derivative may fluctuate unexpectedly, especially in unusual market conditions, and may cause increased volatility. The use of derivative strategies also may increase the amount of taxes payable by shareholders. Also, a liquid secondary market may not exist for a derivative position at times when Pax might consider it prudent to terminate, to close out or to sell such derivative positions. Over-the-counter derivative instruments (those that are not traded on an exchange) may be illiquid, making it difficult to purchase or to sell a derivative at an advantageous time or price. In addition, transactions in derivative instruments traded in the over-the-counter markets are subject to the risk that the derivative counterparty will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. It also is possible that the Fund may not be able to find a suitable derivative counterparty, and thus may be unable to invest in derivatives altogether.

Non-U. S. Securities Risk

Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. Foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or

6

geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Canadian Investment Risk

The United States is Canada’s largest trade and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy.  Certain trade agreements implemented among Canada, the United States and Mexico, such as the North American Free Trade Agreement, have increased Canada’s dependency on the U.S. economy.  The Canadian economy is also heavily dependent upon the economies of its European trading partners.  Any downturn in U.S., Mexican or European economic activity is likely to have an adverse effect on the Canadian economy.

Currency Risk

Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar.  This is true even if the local currency value of securities in the Fund’s holdings goes up.

Issuer Risk

The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity’s industry or to the market generally.

Convertible Securities Risk

Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock of the issuer (or cash or securities at equivalent value) at either a stated price or a stated rate.  The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature.  However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock.  A convertible security will normally also provide income and is subject to interest rate risk.  While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.  In the event of a liquidation of the issuer, holders of convertible securities generally would be paid before the issuer’s common stockholders, but after holders of any senior debt obligations of the issuer.  Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.  Also, the Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Non-Correlation Risk

The performance of the Fund and of its Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by its Index. In addition, the Fund may not be able to be fully invested in the securities of its Index. Any use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index.

Management Risk

At any time that the Fund employs a representative sampling strategy, investment decisions made by Pax and the Fund’s portfolio manager may cause the Fund to underperform its Index.

7

Market Trading Risk

Although Fund shares are listed on a national securities exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell Fund shares.

Non-Diversification Risk

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.  This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments.  Therefore, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Small- and Medium–Sized Company Risk

Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt and erratic share price changes than larger, more established companies. Securities of these types of companies may have limited liquidity, and their prices may be more volatile.

Sustainable Investing Risk

The Fund’s sustainable investing policies may inhibit the Fund’s ability to participate in certain investment opportunities that otherwise would be consistent with its investment objective and other principal investment strategies.

Market Liquidity Risk

Trading of shares of the Fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the Fund is delisted or if the activation of marketwide “circuit breakers” halts securities trading generally. If the Fund’s shares are delisted, the Fund may seek to list its shares on another exchange, merge with another ETF or traditional mutual fund or redeem its shares at NAV.

Share Price Risk

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the Fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.

The market price of Fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread (the difference between the price a dealer is willing to pay for Fund shares and the price at which a dealer is willing to sell Fund shares) charged by the exchange specialist, market makers or other participants that trade the Fund shares. The bid/ask spread on ETF shares is likely to be larger on ETFs that are traded less frequently. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, Fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. Pax believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

8

Performance Information

No performance information is presented for the Fund because it has been in operation for less than one full calendar year. After the first full calendar year of operations, a bar chart and an average annual total return table will be provided.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may also incur customary brokerage charges when buying or selling Fund shares.

Shareholder Fees (fees paid directly from your investment)	None (a)
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees(b)	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(c)	0.00%
Total Annual Fund Operating Expenses	0.50%

(a)                                 There are fees associated with Creation Units.  See “Creation and Redemption Transaction Fees for Creation Units.”

(b)                                The management fee is a unified fee that includes all of the costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

(c)                                 Other Expenses” are based on estimated amounts for the current fiscal year. Other Expenses consist of taxes, charges of governmental agencies, and interest.

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that net annual Fund operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$51	$160

You would pay the same expenses if you did not sell your shares at the end of the indicated periods.

9

ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund

Fund Facts

Cusip Number:

70422P206

NYSE Arca Exchange Trading Symbol:

EAPS

Investment Objective

The Fund seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the FTSE KLD Europe Asia Pacific SustainabilitySM Index, which is created and maintained by KLD. The Index consists of equity securities of issuers in Europe and the Asia Pacific region that meet specific environmental, social and governance criteria developed by KLD.  The Fund’s investment objective may be changed by the board of trustees without a vote of shareholders.

Principal Investment Strategies

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE KLD Europe Asia Pacific SustainabilitySM Index.  Under normal circumstances, the Fund invests more than 80% of its total assets in component securities of the Index and in Depositary Receipts representing the component securities of the Index.  The Fund uses a representative sampling strategy to achieve its investment objective, which means that it will not always hold the same securities in the same proportions as the Index.  The Fund also may invest up to 20% of its total assets in certain futures, options and swap contracts, cash and cash equivalents, and stocks not included in its Index, but which Pax believes will help the Fund track the price and yield performance of its Index. Such securities and other financial instruments will be evaluated by Pax for satisfaction of Pax’s ESG criteria. See “Pax ESG Criteria” below.

Index Description

The Index measures the performance of equity securities of issuers organized or operating in Europe and the Asia Pacific region, selected initially and adjusted annually using a KLD proprietary method. The selection process takes into account ESG performance, as well as region, sector and size. The eligible universe for the Index is the set of issuers that comprise the top 75% of the market capitalization of each sector in each country of the S&P EPAC BMI. KLD evaluates the ESG performance of each issuer in the eligible universe and ranks issuers against sector peers in each region. To generate comparative sector rankings, KLD identifies key ESG performance indicators for each sector and weights them. The Index consists of the highest-ranked issuers that make up approximately 50% of the eligible universe, meaning that approximately 37.5% (50% of 75%) of the market capitalization of each sector in each region of the S&P EPAC BMI is represented after application of KLD’s ESG criteria at reconstitution. Due to various constraints, including issuer market capitalization, not all regional sectors will hold exactly 37.5% of the available market capitalization.  The Index includes companies from the following twenty-three developed market countries in Europe and the Asia Pacific region: Australia, Hong Kong, Japan, New Zealand, Singapore, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.  As of June 30, 2009, the Index included companies with market capitalizations that ranged from $269.2 million to $142.4 billion.

Principal Investment Risks

The Fund is subject to the principal investment risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its investment objective.  As with all exchange-traded funds, you may lose money by investing in the Fund.

10

Market Risk

Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund’s investments.

Equity Securities Risk

The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

Investment Approach Risk

The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the U.S. or foreign market segments relating to its Index.

Concentration Risk

If the Fund’s Index concentrates in the securities of a particular industry or group of related industries, the Fund will concentrate its investments in the same industry or group of related industries. A fund that concentrates in, or otherwise invests a large portion of its assets in, a single industry or group of related industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of related industries. In such case, the Fund may be more volatile than funds invested more broadly.

Derivatives Risk

Derivatives are financial contracts the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives involve risks that are different from, or potentially greater than, the risks associated with investing directly in securities and other traditional investments. Derivative strategies can involve leverage, which tends to exaggerate losses, and which may cause the Fund to lose more money than it would have lost had it invested directly in the security underlying the derivative and to lose more than the principal amount invested. The value of a derivative may fluctuate unexpectedly, especially in unusual market conditions, and may cause increased volatility. The use of derivative strategies also may increase the amount of taxes payable by shareholders. Also, a liquid secondary market may not exist for a derivative position at times when Pax might consider it prudent to terminate, to close out or to sell such derivative positions. Over-the-counter derivative instruments (those that are not traded on an exchange) may be illiquid, making it difficult to purchase or to sell a derivative at an advantageous time or price. In addition, transactions in derivative instruments traded in the over-the-counter markets are subject to the risk that the derivative counterparty will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. It also is possible that the Fund may not be able to find a suitable derivative counterparty, and thus may be unable to invest in derivatives altogether.

Non-U. S. Securities Risk

Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. Foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging

11

market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries. Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Asian/Pacific Investment Risk

Certain Asia and Pacific region economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.  Asia and Pacific region economies generally are dependent on the economies of Europe and the United States, especially with respect to agricultural products and natural resources.  Political and social instability and deteriorating economic conditions may result in significant downturns and increased volatility in many Asia and Pacific region economies.  Portions of the Asia and Pacific region have historically been prone to natural disasters such as tsunamis and droughts and the region is economically sensitive to environmental events.  Any such event could have a significant adverse effect on Asia and Pacific region economies.  The Australian and New Zealand economies, in particular, are dependent on exports from the agricultural and mining sectors, which make those economies particularly susceptible to fluctuations in the commodities markets.  Australian and New Zealand economies are also increasingly dependent on their growing service industries.  Economic events in any one country can have a significant economic effect on the entire Asia and Pacific region.

European Investment Risk

The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries.  Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.  Additionally, eastern European markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

Currency Risk

Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar.  This is true even if the local currency value of securities in the Fund’s holdings goes up.

Issuer Risk

The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity’s industry or to the market generally.

Convertible Securities Risk

Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock of the issuer (or cash or securities at equivalent value) at either a stated price or a stated rate.  The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature.  However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock.  A convertible security will normally also provide income and is subject to interest rate risk.  While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.  In the event of a liquidation of the issuer, holders of convertible securities generally would be paid before

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the issuer’s common stockholders, but after holders of any senior debt obligations of the issuer.  Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.  Also, the Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Non-Correlation Risk

The performance of the Fund and of its Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by its Index. In addition, the Fund may not be fully invested in the securities of its Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index.

Management Risk

Investment decisions made by Pax and the Fund’s portfolio manager in pursuing the Fund’s representative sampling strategy may cause the Fund to underperform its Index.

Market Trading Risk

Although Fund shares are listed on a national securities exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell Fund shares.

Non-Diversification Risk

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.  This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments.  Therefore, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Small- and Medium–Sized Company Risk

Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt and erratic share price changes than larger, more established companies. Securities of these types of companies may have limited liquidity, and their prices may be more volatile.

Sustainable Investing Risk

The Fund’s sustainable investing policies may inhibit the Fund’s ability to participate in certain investment opportunities that otherwise would be consistent with its investment objective and other principal investment strategies.

Market Liquidity Risk

Trading of shares of the Fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the Fund is delisted or if the activation of marketwide “circuit breakers” halts securities trading generally. If the Fund’s shares are delisted, the Fund may seek to list its shares on another exchange, merge with another ETF or traditional mutual fund or redeem its shares at NAV.

Share Price Risk

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the

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Fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.

The market price of Fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread (the difference between the price a dealer is willing to pay for Fund shares and the price at which a dealer is willing to sell Fund shares) charged by the exchange specialist, market makers or other participants that trade the Fund shares. The bid/ask spread on ETF shares is likely to be larger on ETFs that are traded less frequently. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, Fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. Pax believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Performance Information

No performance information is presented for the Fund because it has been in operation for less than one full calendar year. After the first full calendar year of operations, a bar chart and an average annual total return table will be provided.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may also incur customary brokerage charges when buying or selling Fund shares.

Shareholder Fees (fees paid directly from your investment)	None (a)
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees(b)	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(c)	0.0%
Total Annual Fund Operating Expenses	0.55%

(a)                                 There are fees associated with Creation Units.  See “Creation and Redemption Transaction Fees for Creation Units.”

(b)                                The management fee is a unified fee that includes all of the costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

(c)                                 Other Expenses” are based on estimated amounts for the current fiscal year. Other Expenses consist of taxes, charges of governmental agencies, and interest.

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that net annual Fund operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$56	$176

You would pay the same expenses if you did not sell your shares at the end of the indicated periods.

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ESG Criteria

FTSE KLD Index ESG Criteria

KLD defines sustainability as the degree to which a company addresses the social and environmental needs of the present without compromising the quality of life of future generations.  KLD’s GSI Committee formulates an ESG ranking for each company by identifying and applying key ESG performance indicators based on information obtained from a variety of sources, including company websites, regulatory filings, industry sources such as trade associations and professional journals, government data, non-governmental organizations and nonprofit groups, media searches of more than 9,000 global services and direct communication with companies.

KLD’s environmental ratings cover clean energy, climate change, environmentally beneficial products & services, ozone depleting chemicals, agricultural chemicals, pollution prevention, hazardous waste, recycling, regulatory violations, environmental management systems and emissions.

KLD’s social ratings cover charitable and innovative giving, investment controversies, support for education and housing, tax disputes, volunteer programs, executive and board diversity, discrimination, gay & lesbian policies, women & minority contracting, work/life benefits, employee health & safety, retirement benefits, union relations, cash profit sharing, employee involvement, workforce reductions, labor rights, relations with indigenous peoples, products that benefit the economically disadvantaged, antitrust, product quality and safety, marking/contracting controversies and R&D/Innovation.

KLD’s governance ratings cover reporting such as political accountability, public policies, and transparency and structure issues including compensation, ownership and accounting.

PAX ESG Criteria

When selecting investments for its 20% Basket, each Fund seeks to invest in companies that have, in Pax’s determination, positive corporate policies and practices in the following areas:

•	Environment
•	Workplace Practices
•	Corporate Governance
•	Community
•	Product Integrity

Pax’s environmental criteria include such issues as emissions (air, water and soil), pollution prevention, recycling and waste reduction, energy and resource efficiency, use of clean and renewable energy, climate change initiatives and other policies and practices focused on promoting sustainable development.

Pax’s workplace criteria include such issues as diversity, equal opportunity based on gender, race, religion, age, disability or sexual orientation, workplace health and safety, employee relations, vendor standards and human rights, including indigenous peoples’ rights.

Pax’s corporate governance criteria include such issues as board independence and diversity, executive compensation, auditor independence, shareholder rights, disclosure, conflict of interest, bribery and corruption, transparency, disclosure of political contributions, business ethics and legal and regulatory compliance.

Pax’s community criteria include companies’ philanthropic activities, their commitment to and relationships with the communities in which they do business (including their commitment to sustainable development abroad), and in the case of financial institutions, responsible lending practices.

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Pax’s product integrity criteria include analyses of such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues and emerging technology issues.

The issues highlighted above are illustrative and do not necessarily reflect the full range of ESG criteria Pax may apply in analyzing a particular security for investment.  The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which Pax’s ESG criteria are applied in a particular situation.

Companies in each Fund’s 20% Basket do not necessarily meet exemplary standards in all aspects of ESG performance; nor, we recognize, is any company perfect when it comes to corporate responsibility or sustainability.  We nonetheless believe that our shareholders seek to invest in companies that adhere to positive standards in these areas.  Our ESG criteria are designed to assist us in identifying those investments.  We also believe that well-managed companies that maintain good relations with employees, consumers, communities, and the natural environment, and that strive to improve in those areas, will in the long run better serve investors as well.

Once a security or other financial instrument is purchased by a Fund for its 20% Basket, we will endeavor to review the performance of the issuing company on an annual basis to determine whether it continues to meet the Funds’ sustainability criteria.  If it is determined after the initial purchase by a Fund that a company no longer satisfies Pax’s ESG criteria (either due to acquisition, merger or other developments), the securities or other financial instruments issued by that company will be eliminated from the Fund’s 20% Basket as soon thereafter as practicable taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market conditions, and the like.  In all circumstances, however, Pax will endeavor to divest the security within six (6) months from the time Pax determines that the company no longer satisfies the Pax ESG criteria.  This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so, which may affect adversely a Fund’s ability to achieve its investment objective.

Please note that Pax’s ESG criteria are applied only to securities or other financial instruments held in any Fund’s 20% Basket.

Management

Investment Adviser

Pax, 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, is the investment adviser for the Funds.  Pax is responsible for the management of the Funds, subject to oversight by the board of trustees of the Trust, of which each Fund is a series.  Pax is a registered investment adviser and has been an investment adviser since 1971.  A discussion regarding the basis for the board of trustees’ approval of the Funds’ investment advisory agreement will be available in the Trust’s annual report to shareholders for the year ending December 31, 2009.

The Funds pay a unified management fee to Pax at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

ESG Shares FTSE KLD North America Sustainability Index Fund	Management Fee:	0.50%
ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund	Management Fee:	0.55%

Out of the management fee, Pax pays all expenses of managing and operating the Fund, except taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions and extraordinary expenses.

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Portfolio Manager

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the Funds’ investments.

Christopher H. Brown is the Portfolio Manager of the Funds, and has served in that position since the Funds’ inception.  Mr. Brown is the Chief Investment Officer of Pax and has been a portfolio manager with Pax since 1998. Mr. Brown is a graduate of the Boston University School of Management with a concentration in Finance. Mr. Brown is primarily responsible for the day to day management of the Funds.

The Trust’s Statement of Additional Information provides additional information about (i) the portfolio manager’s compensation, (ii) other accounts, if any, managed by the portfolio manager, and (iii) the portfolio manager’s ownership, if any, of shares of the Funds.

Portfolio Holdings Information

Information about each Fund’s daily portfolio securities is available at www.esgshares.com.

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Trust’s Statement of Additional Information.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company is the administrator, custodian and transfer agent for each Fund.

Shareholder Information

Additional shareholder information is available free of charge by calling 1-800-767-1729 or visiting the Funds’ website at www.esgshares.com.

Buying and Selling Shares

Most investors will buy and sell shares of the Funds through brokers. Shares of the Funds trade on the NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges.

Shares of the Funds trade under the trading symbols listed for each respective Fund in the section describing such Fund.

Shares of the Funds may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption” section of this prospectus. Once created, shares of the Funds trade in the secondary market in quantities less than a Creation Unit.

Share Trading Prices

As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of each Fund is disseminated every fifteen seconds throughout the trading day by the NYSE Arca or by other information providers. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The Funds

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are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determination of Net Asset Value

The net asset value per share (“NAV”) of each Fund’s shares is determined by dividing the total value of such Fund’s net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.

The NAV of each Fund is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.

The Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the board of trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indexes or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and the usual time of valuation.

The Board of Trustees of the Trust has determined that, because shares of the Funds are purchased or redeemed principally by the delivery of in-kind securities, rather than cash, the use of local market closing prices to determine the value of foreign securities, rather than fair values determined as of the NYSE Close to give effect to intervening changes in one or more Indexes, is unlikely to result in material dilution of the interests of the Funds’ shareholders.  Therefore, and in order to minimize tracking error relative to their respective Indexes (which are based on local market closing prices), the Funds generally intend to use local market closing prices to determine the value of foreign securities.  The Board of Trustees intends to monitor the Funds’ use of local market closing prices to value foreign securities, and may determine in the future to value foreign securities using a different methodology.  Please see “Net Asset Value” in the Statement of Additional Information.

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or

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denominated in currencies other than the U.S. dollar may be affected significantly at times that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change at times when an investor is not able to purchase, redeem or exchange shares.

Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units. Fund shares are purchased or sold on the NYSE Arca at market prices, which may be higher or lower than NAV.

Dividends and Distributions

Each Fund pays out dividends, if any, to investors at least annually. Each Fund distributes its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents (Householding)

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares

Since the Funds are ETFs, only a few institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly with the issuing Fund. Each Fund accommodates frequent purchases and redemptions of Creation Units by Authorized Participants and does not place a limit on purchases or redemptions of Creation Units by these investors. Each Fund reserves the right, but does not have the obligation, to reject any order at any time. Each Fund reserves the right to impose, but does not currently impose, restrictions on disruptive, excessive or short-term trading.

The Trust’s board of trustees has not adopted a policy whereby the Funds monitor for frequent purchases and redemptions of Fund shares (“frequent trading”).  The board of trustees believes that a frequent trading monitoring policy is unnecessary for the Funds because shares of the Funds are listed and traded on a national securities exchange.  In addition, the Funds generally sell and redeem their shares through transactions that are principally in-kind, reducing the risk of mispricing that might be exploited by a frequent trader.

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Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

Each Fund intends to elect to be treated and qualify each year as a regulated investment company (“RIC”). A RIC is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a RIC would result in Fund-level taxation, and consequently a reduction in income available for distribution to shareholders.

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Distributions of net capital gains (the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses) that are properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” are taxed to individuals at rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and the Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and interest received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Potential investors should consult the Statement of Additional Information for further information.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, dividends (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. Foreign persons should consult the Statement of Additional Information for further information.

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Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. The ability to deduct capital losses may be limited.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the cash component paid.  A person who redeems Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities and the amount of cash received for such Creation Units.

Any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.  Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Creation and Redemption

The shares that trade in the secondary market are “created” at NAV. Each Fund issues and redeems shares at NAV only in large blocks of shares, typically 25,000 shares or more (“Creation Units”).  Each Fund generally issues and redeems shares in exchange for in-kind securities and cash.

As a practical matter, only institutions or large investors purchase or redeem Creation Units. Each “creator” enters into an authorized participant agreement with the Distributor, and deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and pays or receives a specified amount of cash (“Cash Component”) equal to the difference between the NAV of a Creation Unit and the market value of the basket of securities in exchange for a specified number of Creation Units. Each business day, prior to the opening of trading, each Fund will designate through the National Securities Clearing Corporation (“NSCC”), the names and number of shares of each security to be included in that day’s basket. Each Fund reserves the right to accept a basket of securities or cash that differs from the published basket. No Fund will issue fractional Creation Units.

Similarly, shares may be redeemed in a specified number of Creation Units in exchange for a designated basket of portfolio securities. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the published basket. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form as described more fully in the Statement of Additional Information.

Creations and redemptions must be made by an Authorized Participant or through a firm that is either a member of the Continuous Net Settlement System of the NSCC or a DTC participant, and in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Trust’s Statement of Additional Information.

Authorized Participants and the Continuous Offering of Shares

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a “distribution,” as such term is used in the Securities Act of 1933 (“Securities Act”), may be occurring. Broker-

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dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but who are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Creation and Redemption Transaction Fees for Creation Units

Each Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. The standard creation and redemption transaction fees are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee will be the amount indicated below regardless of the number of Creation Units redeemed that day. Purchasers and redeemers of Creation Units for cash (when cash creations and redemptions are permitted) will also be subject to an additional variable charge of up to a maximum of four times the standard creation/redemption transaction fee shown below to offset the transaction cost to the Fund of buying portfolio securities. In addition, purchasers and redeemers of Creation Units are responsible for payment of the costs of transferring securities to or from a Fund. From time to time, Pax may cover the cost of any transaction fees.

The following table also shows, as of September 30, 2009, the approximate value of one Creation Unit for each Fund. The fees shown below are payable only by investors who purchase shares directly from a Fund. Retail investors who purchase shares on the NYSE Arca will not pay these fees.

	Approximate Value of One Creation Unit	Standard Creation/Redemption Transaction Fee	Maximum Creation/Redemption Transaction Fee
ESG Shares FTSE KLD North America Sustainability Index Fund	$1,250,000	$1,000	$4,000
ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund	$5,000,000	$1,800	$7,200

Distribution

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

Additional Notices

Shares of the Trust are not sponsored, endorsed or promoted by the NYSE Arca (the “Exchange”). The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Indexes or the ability of the Indexes to track stock market performance. The Exchange is not responsible for, nor has it participated in, the

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determination of the compilation or the calculation of the Indexes, nor in the determination of the timing of, prices of or quantities of the shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing, or trading of the shares of the Funds.

The Exchange does not guarantee the accuracy and/or the completeness of the Indexes or any data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of the shares, or any other person or entity from the use of the Indexes or any data included therein. The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special or consequential damages even if notified of the possibility thereof.

Pax and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general stock market performance. The Index Provider has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the Indexes. The Index Provider is not responsible for, and has not participated in, the determination of the timing of, prices at or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable.

None of the Funds, Pax or the Index Provider guarantee the accuracy, completeness, or performance of the Indexes or the data included therein.  None of the Funds, Pax or the Index Provider shall have any liability in connection with the Indexes or the calculation of the Indexes.

Financial Highlights

No financial highlights are provided because the Funds have yet to issue any financial statements.  Audited financial statements and an annual report will be available after the end of each Fund’s first fiscal year of operations.

23

The Trust’s current Statement of Additional Information provides additional detailed information about the Funds. It is incorporated by reference in this Prospectus.

To make shareholder inquiries, for more detailed information on a Fund or to request the Statement of Additional Information, free of charge, please:

Call:	1-800-767-1729 Monday through Friday 9:00 a.m. to 6:00 p.m. (Eastern time)

Write:	Pax World Funds Trust II
c/o Pax World Management Corp.
30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

Visit:	www.esgshares.com

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Funds and their shares not contained in this Prospectus, and you should not rely on any other information. Please read and keep this Prospectus for future reference.

© 2009 Pax World Funds Trust II

The Funds are distributed by

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Pax World Funds Trust II

c/o Pax World Management Corp.

30 Penhallow Street, Suite 400

Portsmouth, New Hampshire 03801

INVESTMENT COMPANY ACT FILE NO. 811-22187

STATEMENT OF ADDITIONAL INFORMATION

Dated as of December [•], 2009

PAX WORLD FUNDS TRUST II

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the current Prospectus (“Prospectus”) for the following separate investment portfolios (each a “Fund” and collectively, the “Funds”) of Pax World Funds Trust II (the “Trust”), as such Prospectus may be revised from time to time:

ESG Shares FTSE KLD North America Sustainability Index Fund

ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund

The current Prospectus for the Funds is dated December [•], 2009. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Financial statements and shareholder reports will be made available after the Funds have completed their first fiscal period of operations.

A copy of the Prospectus may be obtained, without charge, by calling 1-800-767-1729, visiting www.esgshares.com or writing to Pax World Funds Trust II, c/o Pax World Management Corp., 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS	4

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS	4

PORTFOLIO HOLDING DISCLOSURE POLICIES AND PROCEDURES	31

DESCRIPTION OF THE INDEXES	32

FTSE KLD North America SustainabilitySM Index	32
FTSE KLD Europe Asia Pacific SustainabilitySM Index	33

INVESTMENT RESTRICTIONS	35

CONTINUOUS OFFERING	36

MANAGEMENT OF THE TRUST	37

Trustees and Officers	37
Interested Trustees and Officers	37
Disinterested Trustees	39
Compensation of Trustees	41
Portfolio Managers	41
Control Persons and Principal Holders of Securities	42
Code of Ethics	43
Proxy Voting Guidelines	43
Investment Adviser	43
Administrator, Custodian and Transfer Agent	44
Distributor	44
Brokerage Transactions	45
Brokerage Selection	45
Brokerage Commissions	46

ADDITIONAL INFORMATION CONCERNING THE TRUST	46

Capital Stock and Other Securities	46
Role of DTC	46

CREATION & REDEMPTION OF CREATION UNITS	47

Creation	47
Portfolio Deposit	47
Procedures for Creation of Creation Units	48
Placement of Creation Orders for a Fund	49
Cash Purchases	49
Acceptance of Orders for Creation Units	49
Creation Transaction Fee	50
Placement of Redemption Orders for the Fund	50
Cash Redemptions	52
Regular Holidays	52

TAXES	52

Qualification as a Regulated Investment Company	52
Taxation of the Funds	53
Fund Distributions	54
Sale or Exchange of Shares	55
Federal Tax Treatment of Certain Fund Investments	56
Foreign Investments	56
Investment in PFICs	56
Investments in REITs	56
Tax-Exempt Shareholders	57
Non-U.S. Shareholders	57
Creation and Redemption of Creation Units	58
Section 351	59
Backup Withholding	59
Tax Shelter Reporting Regulations	59
General Considerations	59

NET ASSET VALUE	59

DIVIDENDS AND DISTRIBUTIONS	61

MISCELLANEOUS INFORMATION	61

FINANCIAL STATEMENTS	61

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on February 7, 2008 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).  This SAI relates to the following Funds:

ESG Shares FTSE KLD North America Sustainability Index Fund

ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund

Each Fund described in this SAI seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of a particular index (the “Index”) that defines a specific segment of the global stock market. Each Index is created and maintained using proprietary methodology developed by FTSE Group. Pax World Management Corp. (“Pax”) is the investment adviser to each Fund.

Each Fund issues and redeems shares at net asset value (“NAV”) only in large blocks of shares, typically 25,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.

Shares of each Fund are listed on the New York Stock Exchange Arca (“NYSE Arca”) and trade throughout the day on the NYSE Arca and other secondary markets at market prices that may differ from NAV. As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the NAV of the applicable Fund.

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal investment risks of the Funds described in the Prospectus, the Funds may employ other investment practices and may be subject to additional risks which are described below.  Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law or regulation, the Funds may engage in each of the practices described below.  However, no Fund is required to engage in any particular transaction or purchase any particular type of security or investment even if to do so might benefit such Fund.  Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees of the Trust without shareholder approval.  In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques.  These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

BANK OBLIGATIONS.  Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Each Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Funds may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

BORROWING.   Each Fund may borrow money only to the extent described under “Investment Restrictions” below. Such a practice will result in leveraging of a Fund’s assets and may force a Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the 1940 Act, a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less all liabilities and indebtedness). If the value of a Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) Business Days after the day on which such value falls below 300% of such principal amount, with “Business Day” defined as any day that the NYSE, the Trust and the Fund’s custodian are open for business and includes any day that a Fund is required to be open under Section 22(e) of the 1940 Act.  In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.” Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

COMMERCIAL PAPER.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Each Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objectives and policies, including unrated commercial paper for which Pax has made a credit quality assessment.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on such Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

DERIVATIVE INSTRUMENTS.  Subject to the limitations described under “Investment Restrictions” below, each Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to add leverage to its portfolio, for hedging purposes and as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon Pax’s ability to forecast interest rates and other economic factors correctly. If Pax incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could lose money.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If Pax incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Options on Securities, Swap Agreements and Indexes. Each Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of such Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.

A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options.  Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. Each Fund may use interest rate, foreign currency, index and other futures contracts. Each Fund also may use options on futures contracts (“futures options”).

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under that CEA.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, each Fund will mark to market its open futures positions.

Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis).  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.

When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis). Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. Each Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by Pax in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on Pax’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions. As described above, each Fund may enter into interest rate swaps and caps. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

EMERGING MARKET SECURITIES.  An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

EQUITY SECURITIES.  To the extent a Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by a Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

EQUITY-LINKED SECURITIES.  Each Fund may invest in equity-linked securities. Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (Non-U.S.) Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid.

EXCHANGE-TRADED FUNDS.  Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market. The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

FINANCIAL SERVICES COMPANIES.  Each Fund may invest in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance and insurance holding companies.

Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Funds invest.

The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition.

The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

FOREIGN (NON-U.S.) SECURITIES.  Foreign (non-U.S.) securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The foreign securities in which a Fund may invest also include Eurodollar obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Eurodollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers. Some foreign securities may be restricted against transfer within the United States or to a United States person.

American Depository Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Some securities of corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They are often “growth” companies or “start-up” companies. For U.S. federal income tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Code Section 954.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds intend to comply with federal tax reporting of these investments. Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described under “Other Investment Companies.”

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS.  Each Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, which may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in  the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with a Fund’s custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

Lock In. When Pax desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If Pax wants to eliminate substantially all of the risk of owning a particular currency, and/or if Pax believes that a Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. Pax might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by a Fund are classified as capital gains or ordinary income.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES.

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWSSM”) , are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Performance Indexed Paper. Performance indexed paper (“PIPSSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.

dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two Business Days prior to maturity.

ILLIQUID SECURITIES.  Each Fund may not invest more than fifteen percent (15%) of its net assets (taken at market value at the time of investment) in illiquid securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. Pax may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

INITIAL PUBLIC OFFERINGS.  Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.

LACK OF DIVERSIFICATION. Each Fund is considered to be “non-diversified.” A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. As a result, a Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance.

Each Fund does, however, intend to maintain the level of diversification necessary to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. The Subchapter M diversification tests generally require that (i) a Fund invest no more than 25% of its total assets in securities (other than securities of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, and (ii) at least 50% of the market value of a Fund’s total assets consist of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer. These tax requirements are generally applied at the end of each quarter of a Fund’s taxable year.  For further discussion of these requirements see “Taxes — Qualification as a Regulated Investment Company” below.

MONEY MARKET INSTRUMENTS.  Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between such Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. A Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

OTHER INVESTMENT COMPANIES.  Each Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the Securities and Exchange Commission (the “SEC”).  Each Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when Pax believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest in investment companies that are advised by Pax or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

PREFERRED STOCK.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

REPURCHASE AGREEMENTS.  A repurchase agreement is a contract under which a Fund would acquire a security subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Pax will monitor the creditworthiness of the counterparties.

REVERSE REPURCHASE AGREEMENTS.  A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.  Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. A Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to a Fund’s limitations on borrowings.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

RIGHTS AND WARRANTS.  A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

RULE 144A SECURITIES. Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although a Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

SHORT SALES.  Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan.

When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if a Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless a Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES.  Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group.  Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require a Fund to liquidate its securities positions.

Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

TRACKING VARIANCE.  As discussed in the Prospectus, each Fund is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors.  Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held.  In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund’s holdings to its investment objective.  Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in a Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of Pax does not produce the intended goal of a Fund.  Tracking variance is monitored by Pax at least quarterly.  In the event the performance of a Fund is not comparable to the performance of its designated index, the Board will evaluate the reasons for the deviation and the availability of corrective measures.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS.  A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When purchases of securities on a when-issued or delayed delivery basis are outstanding, a Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund either (i) segregates until the settlement date liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may enter into forward commitments for the purchase or sale of foreign currencies.  Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

PORTFOLIO HOLDING DISCLOSURE POLICIES AND PROCEDURES

The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities.  These policies and procedures are reasonably designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

As exchange traded funds, each Fund makes information about its portfolio holdings available on a daily basis in accordance with the provisions of the order of the SEC applicable to the Funds, regulations of the NYSE Arca and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of a Fund’s anticipated portfolio holdings as of the next business day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the NYSE Arca, the National Securities Clearing Corporation (“NSCC”) and/or third party service providers.

Each Fund may disclose on the Funds’ website at the start of each business day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that business day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior business day and/or trades that have been completed prior to the opening of business on that business day and that are expected to settle on that business day.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Fund’s service providers that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”).

Before any disclosure of Confidential Portfolio Information to Service Providers is permitted, the following conditions must be met:  (i) the Funds’ Chief Compliance Officer must authorize the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy); (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) any Confidential Portfolio Information in written or electronic form must contain an appropriate confidentiality legend.

Complete portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the Securities and Exchange Commission as follows:  (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR.  The Funds’ Forms N-CSR and Forms N-Q will be available on the SEC’s website at www.sec.gov.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Fund’s portfolio holding disclosure policies and procedures. The Trust’s Board reviews the implementation of the Fund’s portfolio holding disclosure policies and procedures on a periodic basis.

DESCRIPTION OF THE INDEXES

Brief descriptions of the Indexes on which the Funds are based are provided below. Additional information about each Index, including the components and weightings of the Indexes, as well as the rules that govern inclusion and weighting in each of the Indexes, is available at www.esgshares.com or, as applicable, at www.ftse.com or www.kld.com.

FTSE KLD North America SustainabilitySM Index

Number of Components: approximately 231 as of June 30, 2009.

INDEX DESCRIPTION.  The Index is owned by KLD Research & Analytics, Inc. (“KLD”) and measures the performance of companies operating in North America, selected initially and adjusted annually by a KLD proprietary method.  The selection process focuses on environmental, social and governance (“ESG”) factors.  The Index is constructed using a float-adjusted market capitalization weighting methodology, and seeks sector diversification similar to the broad market. The Index is not currently calculated on a real-time basis. Index performance and characteristics and a summarized index methodology are displayed on the KLD website at www.kld.com/indexes/nasi/index.html.

COMPONENT SELECTION CRITERIA.  The eligible universe for the Index is the set of companies that comprise the top 75% of the market capitalization of each sector of each country of the S&P North America BMI.  KLD evaluates the ESG performance of each issuer in the eligible universe and ranks issuers against sector peers. To generate comparative sector rankings, KLD identifies key ESG performance indicators for each sector and weights them. The Index consists of the highest ranked issuers that make up approximately 50% of the eligible universe, meaning that approximately 37.5% (50% of 75%) of the market capitalization of each sector of the S&P North America BMI is represented after application of KLD’s ESG criteria at reconstitution.  Due to various constraints, including large issuer market capitalization, sectors may vary from 50% of the available market capitalization.

ANNUAL INDEX RECONSTITUTION.  KLD reconstitutes the Index annually on the first day of November to reflect changes made to the S&P North America BMI, which is reconstituted annually on the first day of October.

INDEX MAINTENANCE. KLD’s GSI Committee is responsible for all changes to the Index. The GSI Committee conducts a comprehensive quarterly ESG performance review of all Index holdings in January, April, July and at reconstitution.  The GSI Committee may remove an issuer from the Index at any time due to significant deterioration in ESG performance. The GSI Committee maintains a “watch list” comprised of companies whose standing on the Index is tenuous due to a decline in ESG performance. The Committee attempts to minimize the number of discretionary changes to Index holdings between annual reconstitutions.

In the event that two issuers that are both in the Index merge, the resulting entity will remain in the Index.  If an Index constituent acquires a non-Index constituent, or if a non-Index constituent acquires an Index constituent, KLD’s GSI Committee will evaluate the eligibility of the resulting entity for inclusion in the Index.  The default is to include the resulting entity when the acquirer is the Index constituent and to exclude the resulting entity when the acquirer is the non-Index constituent.

When a spin-off is added to the S&P/Citigroup BMI North America between reconstitutions, KLD’s GSI Committee will evaluate the eligibility of the spin-off.  The default is to include spin-offs from Index constituents and to not include spin-offs from non-Index constituents.  Companies with initial public offerings (IPOs) added to the S&P North America BMI between reconstitutions are considered for the Index only at the time of the annual reconstitution.

KLD continually monitors the Index constituents for events that would require changes to Index composition.  These events include, among others, corporate actions, changes in ESG performance and deteriorating financial quality.  For all removals not based on ESG factors, KLD follows the procedures employed by S&P for the S&P North America BMI.  An issuer removed from the S&P North America BMI will be removed from the Index at the same time.

INDEX AVAILABILITY.  The component securities and a summary methodology of the Index are displayed on the Funds’ website (www.esgshares.com), and a summary of the Index methodology is displayed on the KLD website (www.kld.com/indexes/nasi/index.html).

The prices of the Index during business hours are distributed by the Chicago Mercantile Exchange using a variety of data vendors such as Standard & Poor’s Custom Indexes.

The Index currently does not serve as the underlying index for other investment products.

FTSE KLD Europe Asia Pacific SustainabilitySM Index

Number of Components: approximately 405 as of June 30, 2009.

INDEX DESCRIPTION.  The Index is owned by KLD and measures the performance of companies operating in Europe and the Asia Pacific region (the Asia Pacific region includes Australia, Hong Kong, Japan, New Zealand and Singapore), selected initially and adjusted annually by a KLD proprietary method.  The selection process focuses on ESG factors.  The Index is constructed using a float-adjusted market capitalization weighting methodology, and seeks sector diversification similar to the broad market. The Index is not currently calculated on a real-time basis. Index performance and characteristics and a summarized index methodology are displayed on the KLD website at www.kld.com/indexes/eapsi/index.html.

COMPONENT SELECTION CRITERIA.  The eligible universe for the Index is the set of companies that comprise the top 75% of the market capitalization of each sector in each country (excluding South Korea) in the S&P EPAC BMI. The Index includes companies from twenty-three developed market countries in Europe and the Asia Pacific region. KLD evaluates the ESG performance of market capitalization of each regional sector in the each issuer in the eligible universe and ranks issuers against sector peers in each region. To generate comparative sector rankings, KLD identifies key ESG performance indicators for each sector and weights them. The Index consists of the highest ranked issuers that make up approximately 50% of the market capitalization of each regional sector in the eligible universe, meaning that approximately 37.5% of the market capitalization of each sector in each region of the S&P EPAC BMI is represented after application of KLD’s ESG criteria at reconstitution. Due to various constraints, including issuer market capitalization, not all regional sectors will hold exactly 37.5% of the available market capitalization.

ANNUAL INDEX RECONSTITUTION.  KLD reconstitutes the Index annually on the first day of November to reflect changes made to the S&P EPAC BMI, which is reconstituted annually on the first day of October.

INDEX MAINTENANCE. KLD’s GSI Committee is responsible for all changes to the Index. The GSI Committee conducts a comprehensive quarterly ESG performance review of all Index holdings in January, April, July and at reconstitution.  The GSI Committee may remove an issuer from the Index at any time due to significant deterioration in ESG performance.  The GSI Committee maintains a “watch list” comprised of companies whose standing on the Index is tenuous due to a decline in ESG performance. The Committee attempts to minimize the number of discretionary changes to Index holding between annual reconstitutions.

In the event that two issuers that are both in the Index merge, the resulting entity will remain in the Index.  If an Index constituent acquires a non-Index constituent, or if a non-Index constituent acquires an Index constituent, KLD’s GSI Committee will evaluate the eligibility of the resulting entity for inclusion in the Index.  The default is to include the resulting entity when the acquirer is the Index constituent and to exclude the resulting entity when the acquirer is the non-Index constituent.

When a spin-off is added to the S&P EPAC BMI between reconstitutions, KLD’s GSI Committee will evaluate the eligibility of the spin-off.  The default is to include spin-offs from Index constituents and to not include spin-offs from non-Index constituents.  Companies with initial public offerings (IPOs) added to the S&P EPAC BMI between reconstitutions are considered for the Index only at the time of the annual reconstitution.

KLD continually monitors the Index constituents for events that would require changes to Index composition.  These events include, among others, corporate actions, changes in ESG performance and deteriorating financial quality.

For all removals not based on ESG factors, KLD follows the procedures employed by S&P for the S&P EPAC BMI.  An issuer removed from the S&P EPAC BMI will be removed from the Index at the same time.

INDEX AVAILABILITY.  The component securities and a summary methodology of the Index are displayed on the Funds’ website (www.esgshares.com), and a summary of the Index methodology is displayed on the KLD website (www.kld.com/indexes/eapsi/index.html).

The prices of the Index during business hours are distributed by the Chicago Mercantile Exchange using a variety of data vendors such as Standard & Poor’s Custom Indexes.

The Index currently does not serve as the underlying index for other investment products.

INVESTMENT RESTRICTIONS

The following investment policies are fundamental investment policies.  Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities.  Except as otherwise noted in the Prospectus, the Funds’ investment objectives and principal investment strategies are not fundamental, and may be changed without a vote of shareholders.  A “majority of a Fund’s outstanding voting securities,” when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent

(67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

Each Fund may not:

1.                                       Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

2.                                     Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

3.                                     Make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of a Fund’s portfolio securities.

4.                                     Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

5.                                     Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Additionally, if an Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of related industries, the applicable Fund will concentrate its investments in the same industry or group of related industries. If a Fund concentrates its investments in a particular industry or group of related industries, the Fund will be more susceptible to the risks particular to such industry or group of related industries than a Fund that is not so concentrated.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

MANAGEMENT OF THE TRUST

The business of the Trust is managed under the direction of the Trust’s Board of Trustees.  Pax serves as investment adviser to the Funds pursuant to an investment advisory agreement between Pax and the Trust.  The Trust’s Board of Trustees oversees Pax and decides upon matters of general policy.  The Board of Trustees meets at least four (4) times per year and reviews the performance and operations of the Funds.  Pax, either directly or through others selected by Pax, furnishes daily investment advisory services.

Trustees and Officers

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with Pax. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with Pax. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Interested Trustees and Officers

Name and Age	Position(s) Held with the Trust; Term of Office (1); and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee

Laurence A. Shadek (59)	Trustee (since 2008)	Chairman of the Board of Pax (1996-present); Executive Vice-President of H.G. Wellington (1986-present); Trustee of Pax World Funds Series Trust I (2006-present); Executive Vice President of Pax World Money Market Fund (1998-[2008]); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998-present).	10

Joseph Keefe (55)	Trustee, Chief Executive Officer (since 2008)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; Trustee of Pax World Funds Series Trust I (2006-present); President of Pax World Money Market Fund (2006-2008); Senior Vice President of the Pax World Balanced, Pax	10

World Growth, and Pax World High Yield Bond Fund (2005-2006); President of New Circle Communications LLC (2000-2005); Co-Chair of The Carbon Coalition (2003-present); member of the Boards of Directors of On Belay (2006-present), Americans for Campaign Reform (2003-present), and the Social Investment Forum (2000-2006).

John Boese (46)	Chief Compliance Officer (since 2008)

Chief Compliance Officer of the Adviser (2006-present); Chief Compliance Officer of Pax World Funds Series Trust I (2006-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000—2006).

N/A

Maureen Conley (47)	Secretary (since 2008)	Senior Vice President of Shareholder Services/ Operations (2005-present) and Manager of Shareholder Services (2000-2005) for Pax; Secretary of Pax World Funds Series Trust I (2006-present).	N/A

Alicia K. DuBois (49)	Treasurer (since 2008)

Chief Financial Officer of the Advisor (2006-present); Treasurer of Pax World Funds Series Trust I (2006-present); Assistant Treasurer for Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006).

N/A

Disinterested Trustees

Name and Age	Position(s) Held with the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in the Pax World Fund Family Overseen by Trustee

Adrian P. Anderson (54)(2)	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2007-present); Chief Executive Officer of North Point Advisors, LLC (2004-present); Senior Consultant of Gray and Co. (1999-2004).	10

Carl H. Doerge, Jr. (70)(2)	Chairman of the Board of Trustees; Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006-present); Private investor (1995-present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	10

Cynthia Hargadon (53)(3)	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006-present); Managing Director of CRA Rogers Casey (2006-present); Senior Consultant of North Point Advisors, LLC (2003-2006); President of Potomac Asset Management, Inc. (2000-2002).	10

Louis F. Laucirica (66)(2)	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006-present); Associate Dean and Director of Undergraduate Studies of Stevens Institute of	10

Technology, Howe School (1999-present).

Nancy S. Taylor (53)(3)	Trustee (since 2008)	Trustee of Pax World Funds Series Trust I (2006-present); Senior Minister, Old South Church in Boston, MA (2005-present); Minister and President, Massachusetts Conference, United Church of Christ (2001-2005); Trustee, Andover Newton Theological School (2002-present); Board of managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	10

(1)	Trustees of the Trust hold office until a successor is chosen and qualified. Officers of the Trust are appointed by the Board of Trustees and hold office until a successor is chosen and qualified.

(2)

Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

(3)

Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board of Trustees compensation and overseeing regulatory and fiduciary compliance matters.

* * * * *

None of the officers or trustees of the Trust are related to one another by blood, marriage or adoption.

The following table shows the dollar range of shares beneficially owned by the trustees in the Funds as of the date of this Statement of Additional Information, and, on an aggregate basis, in any investment company overseen by the trustee in the Pax World Fund Family as of December 31, 2008:

	Dollar Range of Equity Security in ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund	Dollar Range of Equity Securities in ESG Shares FTSE KLD North America Sustainability Index Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or by Trustee in Pax World Fund Family
Interested Trustees
Mr. Laurence A. Shadek	None	None
Mr. Joseph Keefe	None	None	Over $100,000

Disinterested Trustees
Mr. Adrian P. Anderson	None	None	None
Mr. Carl H. Doerge, Jr.	None	None	Over $100,000
Ms. Cynthia Hargadon	None	None	$10,001-$50,000
Mr. Louis F. Laucirica	None	None	$10,001-$50,000

	Dollar Range of Equity Security in ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund	Dollar Range of Equity Securities in ESG Shares FTSE KLD North America Sustainability Index Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or by Trustee in Pax World Fund Family
Dr. Nancy S. Taylor	None	None	$50,001-$100,000

*                                         Because the Funds are newly formed, no trustee beneficially owns shares of any Fund as of the date of this Statement of Additional Information.

Compensation of Trustees

The Trust and Pax World Funds Series Trust I (“PWFSTI”) together pay each disinterested trustee an annual retainer of $16,000 ($25,000 for the Chairman). In addition, the Trust and PWFSTI currently pay each disinterested trustee a fee of $4,000 for attendance at each meeting of the Board of Trustees. Trustees are also reimbursed for their travel expenses for attending meetings of the Board of Trustees. In addition, the Trust and PWFSTI pay $2,500 to each member of the Audit Committee for attendance at each Audit Committee meeting, and $2,500 to each member of the Nomination, Compensation and Compliance Committee for attendance at each Nomination, Compensation and Compliance Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, trustees do not receive compensation from the Trust or PWFSTI for services performed as a trustee.  Compensation is allocated among the Funds and the series of PWFSTI as follows: (i) 50% allocated to Pax World Balanced Fund and (ii) the remaining 50% allocated equally across each remaining Pax World Fund (including the Funds).

The following table sets forth compensation information for the year ended December 31, 2008 relating to trustees of the Trust:

Name of Interested Trustee	Aggregate Compensation from the Trust*	Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation from the Fund and the Pax World Fund Family
Joseph Keefe	N/A	N/A	N/A	N/A
Laurence Shadek	N/A	N/A	N/A	N/A

Name of Disinterested Trustee	Aggregate Compensation from the Trust*	Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation from the Fund and the Pax World Fund Family
Adrian Anderson	N/A	N/A	N/A	$44,000
Carl Doerge	N/A	N/A	N/A	$46,500
Cynthia Hargadon	N/A	N/A	N/A	$38,000
Louis Laucirica	N/A	N/A	N/A	$44,000
Nancy Taylor	N/A	N/A	N/A	$44,000

*                                         Because the Funds are newly formed, no trustee had received compensation or other benefits from any Fund as of December 31, 2008.

Portfolio Managers

Other Accounts Managed

The following table summarizes information regarding accounts (other than the Funds) managed by the portfolio manager Christopher H. Brown.  The information is as of August 31, 2009, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

	Other Pooled Vehicles	Other Accounts	Other Registered Investment Companies
Number	0	0	2
AUM ($million)	$0	$0	$1,900

Mr. Brown manages no other accounts or assets for which the advisory fee is based on performance.

Conflicts

In managing other portfolios, Pax may be subject to potential conflicts of interest.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees.  As part of its compliance program, Pax has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Certain investment personnel of Pax manage more than one portfolio.  Investment personnel make investment decisions for each portfolio based on the investment objective, policies, practices and other relevant investment considerations that such individual believes are applicable to that account.  Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g., growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of portfolios in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest.  While these portfolios have many similarities, the investment performance of each portfolio will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.

In addition, Pax has adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings.  Currently, while no portfolios under Pax’s management have performance fees, some portfolios may have higher fees than others.  These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another.  While Pax does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Pax personnel periodically review the performance of Pax’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to manage effectively the portfolios assigned to that portfolio manager.

Compensation

Pax seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Generally, each portfolio manager’s compensation consists of a base salary and, in some cases, additional incentive or performance-based bonus.  In addition, each portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of Pax’s employees.

Ownership of Securities

Because the Funds are newly formed, the portfolio manager does not beneficially own any shares of the Funds as of the date of this Statement of Additional Information.

Control Persons and Principal Holders of Securities

To the knowledge of the Funds, because the Funds are newly formed, as of the date of this Statement of Additional Information, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any

Fund.  As of the date of this Statement of Additional Information, no officer or trustee of the Trust owns any shares of any Fund or of the Trust.

Code of Ethics

The Funds and Pax have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 under the 1940 Act.  The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

Proxy Voting Guidelines

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by the Funds have been included as Appendix A hereto.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or by visiting the Funds’ website at www.esgshares.com, and is available without charge by visiting the SEC’s web site at www.sec.gov.

Investment Adviser

General

Pax World Management Corp., 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801 is the investment adviser to the Funds.  Pax was incorporated in 1970 under the laws of the State of Delaware.  As of June 30, 2009. Pax had approximately $2.2 billion in assets under management.  Pax currently manages investments for clients other than the Funds, and may continue to do so in the future.

Substantially all of Pax’s capital stock is currently owned by Mr. Laurence A. Shadek and members of his family.  As a result, the Shadek family may be deemed to “control” Pax.

Investment Advisory Agreement

Pursuant to the terms of an investment advisory agreement (the “Management Contract”), Pax, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment strategies and investment policies.

Pursuant to the Management Contract, Pax has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested.  Pax also has contracted to pay all of the Funds’ costs and expenses, excluding taxes, charges of governmental agencies, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses and extraordinary expenses. This arrangement is sometimes referred to herein as the “Unitary Fee.”  In return for such services, the Funds pay advisory fees to Pax at the following annual rates (expressed as a percentage of the average daily net assets of each Fund):

Fund	Advisory Fee
ESG Shares FTSE KLD North America Sustainability Index Fund	0.50%
ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund	0.55%

Under the Management Contract, any liability of Pax to the Funds and/or its shareholders is limited to situations involving Pax’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its duties.

The Management Contract may be terminated at any time on at least 30 days, but no more than 60 days, written notice by Pax, by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund.  The Management Contract will automatically terminate upon any “assignment” (as defined in the 1940 Act)

thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the trustees who are not interested persons (as such term is defined in the 1940 Act) of Pax or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

Pax pays all salaries of officers of the Trust.

* * * * *

Because the Funds are newly formed, no advisory fee has been paid by any Fund as of the date of this Statement of Additional Information.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds. State Street’s principal address is 100 Lincoln Street, Boston, MA 02110. Under the administration agreement with the Trust, State Street provides certain administrative services for the maintenance and operations of the Trust and the Funds. Under the custody agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides accounting services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, under a delegation agreement, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a transfer agency and service agreement with the Trust, State Street acts as transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. State Street is compensated by Pax for its administrative, custody and transfer agency services as part of the Unitary Fee arrangement for the Funds.

Distributor

ALPS Distributors, Inc. (“Distributor”) is the distributor of shares of the Trust. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a distribution agreement with the Trust pursuant to which it distributes shares of each Fund. The distribution agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the Prospectus and below in the section captioned “Creation and Redemption of Creation Units.” Shares other than in Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with Pax or any stock exchange.

The distribution agreement provides that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities of a Fund. The distribution agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

The Distributor is compensated by Pax for its distribution services as part of the Unitary Fee arrangement for the Funds.

Brokerage Transactions

Pax is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any.  Investment decisions for the Funds and for the other investment advisory clients of Pax are made with a view to achieving their respective investment objectives.  Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds).  Some securities considered for investment by the Funds may also be appropriate for other clients served by Pax.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the relevant Fund and such clients in a manner deemed fair and reasonable by Pax.  Pax may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Pax’s opinion is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions.  Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates.  Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

Brokerage Selection

Pax places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion.  In effecting purchases and sales of portfolio securities for the accounts of a Fund, Pax will seek the best price and execution of the Funds’ orders.  In doing so, a Fund may pay higher commission rates than the lowest available when Pax believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.  Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, Pax will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers.  Consistent with this practice, Pax receives services from many broker-dealers with which Pax places the Funds’ portfolio transactions.  These services include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities recommendations as to the purchase and sale of securities.  Some of these services are of value to Pax in advising other clients (including the Funds).  The advisory fees paid by the Funds are not reduced because Pax receives such services even though the receipt of such services relieves Pax from expenses it might otherwise bear.

In reliance on the “safe harbor” provided by Section 28(e) of the 1934 Act, Pax may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if Pax determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or Pax’s overall responsibilities to the advisory accounts for which Pax exercises consistent discretion.

Pax may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Funds when, in the judgment of Pax, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

Brokerage Commissions

Because the Funds are newly formed, no brokerage commissions have been paid by any Fund as of the date of this Statement of Additional Information.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Capital Stock and Other Securities

The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value.  Each share of each Fund has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.  Shares will be voted in the aggregate.  The Funds’ shares do not have cumulative voting rights for the election of trustees.  In the event of liquidation, each share of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid.  There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund.  All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable by the Trust.

Role of DTC

DTC acts as securities depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the American Stock Exchange and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial

Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION & REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (defined below).

Fund shares are issued and redeemed only on Business Days.

Portfolio Deposit

The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”), which constitutes a substantial replication, or a portfolio sampling representation, as applicable, of the securities involved in the Index and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant (defined below).

Each Fund, through the National Securities Clearing Corporation or otherwise, makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Trust with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the relevant underlying Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount when the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted by law or when the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted by law, or in certain other situations. The adjustments described above will reflect changes known to the Trust on the date of announcement to be in effect by the time of delivery of a Portfolio Deposit, in the composition of the underlying Index being tracked by the relevant Fund or resulting from certain corporate actions. The Funds reserve the right to use this approach.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” that is, a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Units using the process described in the Participant Agreement.

The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, for example to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Placement of Creation Orders for a Fund

To initiate an order for a Creation Unit of shares, the Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of a Fund. The Distributor will notify Pax and State Street of such order. State Street will then provide such information to the appropriate sub-custodian(s). State Street shall cause the appropriate sub-custodian(s) of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

Portfolio Deposits will not be made either through the Clearing Process (i.e., initiate instructions pertaining to Portfolio Deposits through the CNS System as such processes have been enhanced to effect purchases and redemptions of Creation Units) or outside the Clearing Process (i.e., through a DTC Participant). Instead, State Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable sub-custodian(s). The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

To the extent contemplated by the applicable Participant Agreement, Creation Units of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. Dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which Pax may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit a Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Cash Purchases

When, in the sole discretion of the Trust, cash purchases of Creation Units of shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant must pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of Shares are described in the Prospectus.

Acceptance of Orders for Creation Units

The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or Pax, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor or Pax make it for all practical purposes impossible to process creation orders. Examples of such circumstances include: acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Pax, the Distributor, DTC, NSCC, State Street or sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, State Street, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Each Fund imposes a transaction fee on investors purchasing or redeeming Creation Units. For this reason, investors purchasing or redeeming through the DTC Process generally will pay a higher transaction fee than will investors doing so through the NSCC Process. The transaction fee will be limited to amounts that have been determined by Pax to be appropriate. The purpose of the transaction fee is to protect the existing shareholders of the Funds from the dilutive costs associated with the purchase and redemption of Creation Units. When a Fund permits an in-kind purchaser to deposit cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed a higher transaction fee to offset the transaction cost to the Funds of buying those particular Deposit Securities. Every purchaser of a Creation Unit will receive a Prospectus that contains complete disclosure about the transaction fee, including the maximum amount of the transaction fee charged by a Fund. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum creation transaction fee for each of the Funds.

Name of Fund	Standard Creation Transaction Fee	Maximum Creation Transaction Fee
ESG Shares FTSE KLD North America Sustainability Index Fund	$1,000	$4,000
ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund	$1,800	$7,200

Placement of Redemption Orders for the Fund

Orders to redeem Creation Units of a Fund must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Except as described herein, an order to redeem Creation Units of a Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as transfer agent) on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of designated portfolio securities (“Fund Securities”) to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of a Fund’s Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115% (which amount Pax may change from time to time) of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by State Street and marked to market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of a Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth in the section captioned “Determination of NAV.” If a redemption order is submitted to State Street by a DTC Participant on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the cut-off time on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, that is the Business Day on which the shares of the Fund are delivered through DTC to State Street by the cut-off time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of a Fund’s Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of the Funds may trade on their exchange(s) on days that the NYSE Arca is closed or that are otherwise not Business Days for the Funds, shareholders may not be able to redeem their shares of a

Fund, or to purchase and sell shares of a Fund on the NYSE Arca, on days when the NAV of a Fund could be significantly affected by events in the relevant foreign markets.

Cash Redemptions

In the event that, in the sole discretion of the Trust, cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption.

Regular Holidays

Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of T+3 (transaction date plus three Business Days (“T+3”)). Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T+3 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. The number of days required to deliver redemption proceeds in any given year is not expected to exceed fourteen calendar days for any Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the timing of redemptions.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company

Each Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% of gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) of the paragraph above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Taxation of the Funds

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends (including “Capital Gain Dividends”, as defined below).

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income (including its net capital gains) will be subject to tax at corporate income tax rates without any deduction for distributions to shareholders, and all distributions from earnings and profits, including any distributions of net long-term capital gains and net tax-exempt income, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Each Fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax.  Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of equalization accounting, will reduce the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid

U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders.  The Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.  Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

If a Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions by a Fund of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or a part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the above-described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income (and thus will not be eligible for taxation at the rates applicable to long-term capital gain) and will not be eligible for the dividends-received deduction for corporate shareholders.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund have held for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code.

Sale or Exchange of Shares

A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares in a Fund will be disallowed if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Federal Tax Treatment of Certain Fund Investments

Transactions of a Fund in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, or defer the Fund’s ability to recognize losses. In particular, a Fund’s transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund.

Foreign Investments

Income received by a Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If as of the end of a Fund’s taxable year more than 50% of the Fund’s assets consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during that taxable year to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.

Investment in PFICs

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFICs or on proceeds from dispositions of shares in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may make an election to mark the gains (and to a limited extent losses) of a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. A Fund may also, in certain circumstances, elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include as income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such gains and losses are treated as ordinary income and loss. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investments in REITs

The Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

The Funds may also invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools” (“TMPs”).

Under certain Treasury guidance and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This guidance provides and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or TMP interests directly.  As a result, if a Fund invests in such interests it may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income (see — “Tax-Exempt Shareholders” below), and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. None of the Funds intend to invest a substantial portion of their assets in REITs which generate excess inclusion income.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in REMICs or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under Internal Revenue Service (“IRS”) guidance issued in fall of November 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during a taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by an amount of the tax that relates to that shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund. None of the Funds intend to invest directly or indirectly in residual interests in REMICs.

Non-U.S. Shareholders

In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “non-U.S. person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. person directly, would not be subject to withholding.

However, effective for taxable years beginning before January 1, 2010, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. person (w) that had not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. person and the non-U.S. person is a controlled foreign corporation) attributable to U.S. source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual non-U.S. person, and (ii) with respect to distributions (other than (a) distributions to an individual non-U.S. person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the RIC. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above.  It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010. Even if such legislation is enacted, depending on the circumstances, each Fund may make such designations with respect to all, some or none of their potentially eligible dividends or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Moreover, in the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Non-U.S. persons should contact their intermediaries regarding the application of these rules to their accounts.

In order to qualify for this exemption from withholding, a non-U.S. person needed to have complied with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such gains or losses are treated as short-term capital gains or losses. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Section 351

The Trust on behalf of a Fund has the right to reject an order for a purchase of shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Code, such Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Backup Withholding

The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Fund should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of a Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

NET ASSET VALUE

The NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares of the Fund outstanding.  The NAV of each Fund’s shares is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the NYSE Arca on each Business Day.

In accordance with regulations governing registered investment companies, the Funds’ transactions in portfolio securities and the purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of each Fund’s portfolio securities and other assets (including any fair value pricing) and the NAV of the Funds’ shares to Pax, pursuant to valuation policies and procedures approved by the Board of Trustees (the

“Valuation Procedures”).  Pax has, in turn, delegated various of these responsibilities to State Street, as the Funds’ Custodian.  For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value.  The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time).

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities.  If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or broker-dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day.  Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”).  Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments.  Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE.  However, the Board of Trustees of the Trust has determined that the use of local market closing prices to determine the value of foreign securities is unlikely to result in material dilution of the interests of the Funds’ shareholders due to the nature of the process by which Creation Units are purchased and redeemed, including (i) that Creation Unit transactions are expected to be effected principally through in-kind transfers of securities, rather than through cash, and (ii) that the difference between the NAV of the Funds calculated using local market closing prices for foreign securities and the NAV of the Funds calculated using an automated fair value model is not expected to differ materially from the difference between the values (calculated using such methodologies) of the securities to be transferred in-kind to and from the Funds in connection with the purchase and redemption of Creation Units.  In light of the foregoing determination, and in order to minimize the tracking error relative to each Fund’s Index that would result from the use of the Funds’ fair valuation methodologies to value foreign securities, the Board of Trustees has determined that the Funds generally will use local market closing prices to value foreign securities held by the Funds for purposes of calculating the NAV of the Funds.  The Board of Trustees intends, based on periodic reports prepared by Pax, to monitor the Funds’ use of local market closing prices to value foreign securities for such purposes, and may determine in the future to use a different methodology to value foreign securities for such purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends.  Each Fund expects to pay dividends of net investment income, if any, at least annually, and to make distributions of capital gains, if any, at least annually.  “Dividends” generally represent interest and dividends earned from securities held by a Fund, net of expenses incurred by the Fund.  “Capital gains” generally represent net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains on sales of securities held for 12 months or less.  Dividends and distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the dividends and capital gain distributions to you.

MISCELLANEOUS INFORMATION

Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel to the Trust.

Independent Registered Public Accounting Firm

[•], serves as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

Each Fund’s Statement of Assets and Liabilities as of December [   ], 2009, set forth below, has been audited by [•] the Trust’s independent registered public accounting firm, whose report is set forth below.

Pax World Funds Trust II

Statements of Assets and Liabilities

December [   ], 2009

	ESG Shares	ESG Shares
	FTSE KLD	FTSE KLD
	North America	Europe AsiaPacific
	Sustainability	Sustainability
	Index Fund	Index Fund

ASSETS
Cash	$25,000	$50,000
Total assets	25,000	50,000
NET ASSETS	$25,000	$50,000

NET ASSETS
Paid-in-capital	$25,000	$50,000
NET ASSETS	$25,000	$50,000

Shares outstanding (unlimited amount authorized, $0.001 par value)	1,000	1,000

Net asset value per share	$25.00	$50.00

The accompanying notes are an integral part of the financial statements.

Note A:  Organization

Pax World Funds Trust II (the “Trust”) is a registered investment company organized as a Massachusetts business trust that currently consists of two investment portfolios, the ESG Shares FTSE KLD North America Sustainability Index Fund and the ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund (each, a “Fund” and collectively, the “Funds”). The Funds seek investment results that closely correspond to the price and yield performance, before fees and expenses, of an index that defines a specific segment of the global stock market. The indexes are created and maintained using proprietary methodologies developed by FTSE Group. The Trust has had no operations to date other than matters relating to its organization and registration and the sale of its shares to Pax World Management Corp. (“Adviser”), the sole shareholder of the Funds.

Note B:  Significant Accounting Policies

Preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note C:  Fees and Expenses

Each Fund will be charged a unified Management fee.  It is anticipated that the Adviser will pay all of the costs and expenses of the Fund (other than taxes, charges of governmental agencies, brokerage commissions incurred in connection with portfolio transactions, extraordinary expenses and other expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.   For its services, the Adviser receives Management fees from the Funds at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

ESG Shares FTSE KLD North America Sustainability Index Fund	0.50%
ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund	0.55%

Note D:  Capital

The shares that trade in the secondary market are “created” at NAV. Each Fund issues and redeems shares at NAV only in large blocks of shares, typically 25,000 shares or more (“Creation Units”).  Each Fund generally issues and redeems shares in exchange for in-kind securities and cash. Each Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares, as follows:

ESG Shares FTSE KLD North America Sustainability Index Fund	$1,000
ESG Shares FTSE KLD Europe Asia Pacific Sustainability Index Fund	1,800

The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee will be a single charge regardless of the number of Creation Units redeemed that day. Purchasers and redeemers of Creation Units for cash (when cash creations and redemptions are permitted) will also be subject to an additional variable charge of up to a maximum of four times the standard creation/redemption transaction fee to offset the transaction cost to the Fund of buying portfolio securities. In addition, purchasers and redeemers of Creation Units are responsible for payment of the costs of transferring securities to or from a Fund. From time to time, the Adviser may cover the cost of any transaction fees.

Pax World Funds Trust II

Report of Independent Registered Public Accounting Firm

[            ]

PART C

OTHER INFORMATION

Item 23.  Exhibits

(a)                                  Articles of Incorporation.  Amended and Restated Agreement and Declaration of Trust of Registrant dated September 10, 2008.  Incorporated by reference to Exhibit (a) of the Registrant’s Registration Statement on Form N-1A as filed on December 15, 2008.

(b)                                 By-laws.  Bylaws of Registrant.  Incorporated by reference to Exhibit (b) of the Registrant’s Registration Statement on Form N-1A as filed on December 15, 2008.

(c)                                  Instruments Defining Rights of Security Holders.

(1)                                  Incorporated by reference to Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust listed above as Exhibit 23(a).

(2)                                  Incorporated by reference to Article 9.2 (Voting Powers) of the Bylaws of Registrant listed above as Exhibit 23(b).

(d)                                 Form of Investment Advisory Contracts.  Investment Advisory Contract between Registrant and Pax World Management Corp. To be filed by amendment.

(e)                                  Underwriting Contracts.  Form of Distribution Agreement between Registrant and ALPS Distributors, Inc.  Incorporated by reference to Exhibit (e) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on October 9, 2009.

(f)                                    Bonus or Profit Sharing Contracts.  Not applicable.

(g)                                 Custodian Agreements.  Form of Custody Agreement between Registrant and State Street Bank and Trust Company.  Incorporated by reference to Exhibit (g) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on October 9, 2009.

(h)                                 Other Material Contracts.

(1)                        Form of Administration Agreement between Registrant and State Street Bank and Trust Company.  Incorporated by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on October 9, 2009.

(2)                        Form of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on October 9, 2009.

(3)                        License Agreement between FTSE International Limited and Registrant.  Incorporated by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on October 9, 2009.

(4)                        Index Methodology (FTSE KLD North America SustainabilitySM Index).  Incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on October 9, 2009.

(5)                        Index Methodology (FTSE KLD Europe Asia Pacific SustainabilitySM Index).  Incorporated by reference to Exhibit (h)(5) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on October 9, 2009.

(6)                        Form of Indemnification Agreement.  Incorporated by reference to Exhibit (h)(9) of the Registrant’s Registration Statement on Form N-1A as filed on December 15, 2008.

(i)                                     Legal Opinion.  Opinion and Consent of Counsel.  Filed herewith.

(j)                                     Other Opinions.  Consent of independent registered public accounting firm.  To be filed by amendment.

(k)                                  Omitted financial statements.  Not applicable.

(l)                                     Initial Capital Agreements.  Form of Letter of Representations between the Registrant and The Depository Trust Company.  Filed herewith

(m)                               Rule 12b-1 Plan.  Not applicable.

(n)                                 Rule 18f-3 Plan.  Not applicable.

(o)                                 Reserved.

(p)                                 Code of Ethics.

(1)                                  Joint Code of Ethics of Registrant and the Adviser.  Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on October 9, 2009.

(2)                                  Code of Ethics of the Distributor.  Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on October 9, 2009.

Item 24.  Persons Controlled by or Under Common Control with Registrant

Pax World Funds Series Trust I (Massachusetts)

H.G. Wellington & Co., Inc. (Delaware)

Item 25.  Indemnification

Article Five of the Bylaws of Registrant (“Article Five”) provides that the Registrant shall indemnify each of its trustees and officers, and each person who serves at the Registrant’s request as a director, officer, or trustee of another organization in which the Registrant has any interest as a shareholder, creditor, or otherwise, and the heirs, executors and administrators of each of them (“Covered Persons”).

The Registrant shall indemnify each Covered Person against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees reasonably incurred by the Covered Person, in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the Covered Person is or was involved as a party or otherwise or with which the Covered Person is or was threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been a Covered Person, except that:

(i)  no Covered Person is entitled to indemnification with respect to any matter as to which he or she is finally adjudicated in any action, suit, or other proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant; and

(ii)  no Covered Person is entitled to indemnification against any liability to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, if it is determined that a Covered Person has not acted in good faith in the reasonable belief that his or her actions were in the best interests of the Registrant or is liable to the Registrant and its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, the Registrant shall provide indemnification without regard for the conditions stated in sections (i) and (ii) in the preceding paragraph if: (a) approved, after notice that it involves such indemnification, by at least a majority of the trustees, who are neither “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act (or who is exempted from being an “interested person” by rule, regulation, or order of the Securities and Exchange Commission), nor parties to the actions, suits, or other proceedings in question, (or another action, suit, or other proceeding on the same or similar grounds) is then or has been pending (“disinterested, non-party trustees”), acting on the matter (provided that a majority of the disinterested non-party trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that the Covered Person has acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office; or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that the Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and that such indemnification would not protect the Covered Person against any liability to the Registrant to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Registrant shall pay the expenses, including counsel fees (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), incurred by a Covered Person in respect of any action, suit, or proceeding against which the Covered Person may be entitled to indemnification under Article Five, from time to time in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the Covered Person to repay to the Registrant amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under Article Five, if (i) the Covered Person has provided appropriate security for such undertaking, or (ii) the Registrant is insured against losses arising from any such advance payments, or (iii) either a majority of the disinterested, non-party trustees of Registrant acting on the matter (provided that a majority of the disinterested, non-party trustees then in office act on the matter), or independent legal counsel as expressed in a written opinion, determines, based on a review of readily-available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification under Article Five. For purposes of the determination or opinion referred to in this section (iii), the majority of disinterested non-party trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office.

Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable to Registrant or its shareholders by reason of (a) not acting in good faith in the reasonable belief that such Covered Person’s action was in the best interests of Registrant or (b) to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article Five also provides that its indemnification provisions are not exclusive and do not affect any other rights to which any Covered Person may be entitled. Nothing contained in Article Five affects any rights to indemnification to which personnel of the Registrant, other than Covered Persons, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of any such person.

The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Item 26.  Business And Other Connections Of Investment Adviser

See “Management” in the Prospectus constituting Part A of this Registration Statement and “Management of the Trust” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of Pax World Management Corp., the Funds’ Adviser, are as set forth below.  Except as otherwise indicated, the address of each person is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Name	Position(s) Held with the Adviser	Principal Occupation(s)

Katherine Shadek Boyle	Director	Director, Pax World Management Corp.

James M. Shadek	Director	Account Executive, H.G. Wellington & Co., Inc.

Laurence A. Shadek	Chairman of the Board; Director	Chairman of the Board, Pax World Management Corp.; Trustee, Pax World Funds Series Trust I; Executive Vice President, H.G. Wellington & Co., Inc.

Alicia K. DuBois	Chief Financial Officer	Chief Financial Officer, Pax World Management Corp.; Treasurer, Pax World Funds Series Trust I; Treasurer, Pax World Funds Trust II

Joseph Keefe	Chief Executive Officer; President; Director

President and Chief Executive Officer, Pax World Management Corp.; Chief Executive Officer, President and Trustee, Pax World Funds Series Trust I; Chief Executive Officer and President, Pax World Funds Trust II

John Boese	Chief Compliance Officer; Secretary	Chief Compliance Officer, Pax World Management Corp.; Chief Compliance Officer, Pax World Funds Series Trust I; Chief Compliance Officer, Pax World Funds Trust II

Christopher Brown	Chief Investment Officer; Director	Chief Investment Officer, Pax World Management Corp.; Chief Investment Officer, Pax World Funds Series Trust I; Chief Investment Officer, Pax World Funds Trust II

Item 27.  Principal Underwriters.

(a)                                  ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., HealthShares, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b)                                 To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Edmund J. Burke	Director
Jeremy O. May	Director
Spencer Hoffman	Director
Thomas Carter	President, Director
Richard Hetzer	Executive Vice President
John C. Donaldson	Vice President, Chief Financial Officer
Diana M. Adams	Vice President, Controller, Treasurer
Robert J. Szydlowski	Vice President, Chief Technology Officer
Tané Tyler	Vice President, General Counsel, Secretary
Brad Swenson	Vice President, Chief Compliance Officer
Kevin J. Ireland	Vice President, Director of Institutional Sales
Mark R. Kiniry	Vice President, National Sales Director-Investments

*                                         The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)                                  Not applicable.

Item 28.  Location Of Accounts And Records

The accounts, books and other documents relating to shareholder accounts and activity required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by State Street Bank and Trust Company and are located at 100 Lincoln Street, Boston, MA 02110.  All other accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by the Registrant at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 and by State Street Bank and Trust Company at 100 Lincoln Street, Boston, MA 02110.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

NOTICE

A copy of the Agreement and Declaration of Trust of Pax World Funds Trust II (the “Registrant”) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument has been executed on behalf of the Registrant by officers of the Registrant as officers and by trustees of the Registrant as trustees and not individually, and the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portsmouth, and State of New Hampshire on the 3rd day of December, 2009.

PAX WORLD FUNDS TRUST II
(Registrant)

By:	/s/ Joseph F. Keefe
Joseph F. Keefe, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Joseph F. Keefe
Joseph F. Keefe	Trustee, Chief Executive Officer	December 3, 2009
(Principal Executive Officer)

/s/ Alicia K. DuBois
Alicia K. DuBois	Treasurer (Principal Financial	December 3, 2009
and Accounting Officer)

Adrian P. Anderson
Adrian P. Anderson*	Trustee	December 3, 2009

Carl H. Doerge, Jr.
Carl H. Doerge, Jr.*	Trustee	December 3, 2009

Cynthia Hargadon
Cynthia Hargadon*	Trustee	December 3, 2009

Louis F. Laucirica
Louis F. Laucirica*	Trustee	December 3, 2009

Laurence A. Shadek
Laurence A. Shadek*	Trustee	December 3, 2009

Nancy S. Taylor
Nancy S. Taylor*	Trustee	December 3, 2009

*By:	/s/ Joseph F. Keefe
Joseph F. Keefe
As Attorney-in-Fact
December 3, 2009

POWER OF ATTORNEY

The undersigned constitutes Joseph F. Keefe, Alicia K. DuBois, Maureen L. Conley and John Boese, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name any and all registration statements on Form N-1A and any and all amendments to such registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee of Pax World Funds Trust II (the “Trust”).

This Power of Attorney authorizes the above individuals to sign the undersigned’s name and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed, as an exhibit to a registration statement or an amendment to a registration statement of the Trust, with the Securities and Exchange Commission.  This Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into such registration statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this 12th day of September, 2008.

/s/ Adrian P. Anderson
Adrian P. Anderson

/s/ Stephen Curwood
Stephen Curwood

/s/ Carl H. Doerge, Jr.
Carl H. Doerge, Jr.

/s/ Cynthia Hargadon
Cynthia Hargadon

/s/ Joseph F. Keefe
Joseph F. Keefe

/s/ Louis F. Laucirica
Louis F. Laucirica

/s/ Laurence A. Shadek
Laurence A. Shadek

/s/ Nancy S. Taylor
Nancy S. Taylor